UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 27, 2007

ALDILA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21872	13-3645590
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14145 Danielson St., Ste. B, Poway, California	92064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (858) 513-1801

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING INFORMATION Certain statements made in this Form 8-K, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K and our Forms 10-Q and 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

and

Item 5.02 Compensatory Arrangements of Certain Officers

and

Item 7.01.  Regulation FD Disclosure.

Executive Officer Compensation.

On August 27, 2007, the Compensation Committee of Aldila, Inc., a Delaware corporation (the “Company”) approved Restricted Stock Awards to certain executive officers of the Company under the Company’s 1994 Stock Incentive Plan (as amended) (the “Plan”).  The Restricted Stock Awards will vest in three equal, annual installments on the anniversary of the grant date in 2008, 2009 and 2010, subject to the terms and conditions of a Restricted Stock Award Agreement.

The number of the Company’s common shares awarded to each executive officer of the Company is listed below:

Executive Officer	Shares of Restricted Stock Issued

Peter R. Mathewson, Chairman, President, CEO and Director	4,642

Robert J. Cierzan, Secretary and CFO	2,325

Michael J. Rossi, V.P. of Sales, Aldila Golf, Inc.	2,325

The information in this Form 8-K, including the exhibit incorporated by reference, furnished under Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1            Form of Restricted Stock Award Agreement under the 1994 Stock Incentive Plan (as amended) (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K, filed on August 15, 2006) (File No. 000-21872).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2007	Aldila, Inc.

/s/ Robert J. Cierzan
Robert J. Cierzan
Chief Financial Officer, Vice President,
Secretary and Treasurer